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EXHIBIT 99.2

NOVATION CONFIRMATION

Date:	April 26, 2007
To:	LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust
Fax:	312-904-1368
Attention:	Patrick Kubik
To:	Washington Mutual Bank
Fax:	206-554-2557
Attention:	Mercy Lu
From:	The Bank of New York ("BNY")
Ref. No:	39228

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

     1.     The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates, are as follows:
Novation Date:	April 26, 2007
Novated Amount:	USD $278,127,918.00, subject to adjustment in accordance with the Schedule I of the New Confirmation attached hereto as Exhibit A
Transferor:	Washington Mutual Bank
Transferee:	LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust
Remaining Party:	BNY
3. The terms of each Old Transaction to which this Novation Confirmation relates, for identification purposes are as follows.
Trade Date of Old Transaction:	April 20, 2007
Effective Date of Old Transaction:	May 25, 2007
Termination Date of Old Transaction:	September 25, 2015
BNY Reference Number of Old Transaction:	39228
4. The terms of each New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.
Full First Calculation Period:	Applicable, commencing on May 25, 2007
5. Notice Details:	As specified in the New Confirmation attached hereto as Exhibit A.

     6.     Other Provisions:

(a) Transferor, by its execution of this Novation Agreement, agrees to the terms of the provisos of the definition of Notional Amount in Exhibit A hereto.

(b)  Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Novation Confirmation is executed by the Trustee (i) this Novation Confirmation is executed and delivered by LaSalle Bank National Association, not in its individual capacity,  but solely as Trustee under the PSA referred to in this Novation Confirmation in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representation, undertakings and agreements of LaSalle Bank National Association.

    7.      The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction..

The Bank of New York By: /s/ Andrew Schwartz Name: Andrew Schwartz Title: Vice President	Washington Mutual Bank By: /s/ Peggy Burton Name: Peggy Burton Title: Officer

LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust

By: /s/ Rita Lopez
Name: Rita Lopez
Title: Vice President

Ref. No. 39228

Exhibit A

DATE:                                                            April 26, 2007

TO:                                                                 LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust

ATTENTION:                                               Patrick Kubik

FACSIMILE:                                                312-904-1368

FROM:                                                          The Bank of New York (“BNY”)

REFERENCE NUMBER(S):                       39228

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between BNY and LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust (the “Trust” or “Counterparty”) under the Pooling and Servicing Agreement, dated as of April 1, 2007, among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee (the “PSA”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.         This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the PSA.

2.         The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:

With respect to any Calculation Period, the lesser of:

(i) The Notional Amount set forth in Schedule I attached hereto for each Calculation Period, and

(ii) The aggregate outstanding Class CA-1B and Class CA-1C Principal Balances (as defined in the PSA) immediately prior to the last day of such Calculation Period; provided, however, that if the holder of any portion of the Class CA-1B or Class CA-1C Certificate on the related Record Date (as defined in the PSA) is Washington Mutual Bank or any of its affiliates (each, a "WM Entity"), (a) such WM Entity shall not be entitled to retain any portion of the Floating Rate Payer payment amount received by it pursuant to this Confirmation and the PSA; (b) BNY shall be entitled to be repaid such portion of the Floating Rate Payer payment amount; and (c) any Floating Rate Payer payment amount that is received by a WM Entity shall be returned by such WM Entity to BNY as soon as it becomes aware of such payment (other than the return of such payment, neither the WM Entity nor BNY shall incur any penalty or liability hereunder with respect to such payment); provided, further, that the immediately preceding proviso shall be inapplicable to any of the Class CA-1B and Class CA-1C Certificates that are (x) acquired by a WM Entity from an entity unaffiliated with any WM Entity; (y) held by such WM Entity temporarily, as described in FASB Staff Position FAS 140-2; Clarification of the Application of Paragraphs 40(b) and 40(c) of FASB Statement No. 140, posted November 9, 2005; and (z) classified as trading securities as described in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities.

Term:
Trade Date:	April 26, 2007
Effective Date:	May 25, 2007
Termination Date:	September 25, 2015

Fixed Amount:

Fixed Amount Payer:	Inapplicable. Premium has been paid under Old Transaction.

Floating Amounts:
Floating Rate Payer:	BNY
Cap Rate:	For a Calculation Period, the Cap Rate set forth opposite that Calculation Period on Schedule I hereto
Period End Dates:	Monthly on the 25th of each month commencing June 25, 2007, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 2nd New York Banking Day preceding each Period End Date. Notwithstanding the provisions of Section 4.9(a) of the 2000 ISDA Definitions, the Termination Date shall not be a Payment Date hereunder. The final Payment Date shall be September 23, 2015.
Business Day Convention:	Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Rounding Convention:	5 decimal places per the ISDA Definitions.
Compounding:	Inapplicable
Floating Rate Option:

USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for a Calculation Period is greater than 10.26000% then the Floating Rate Option for such Calculation Period shall be deemed 10.26000%

3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	BNY
Payment Instructions:	The Bank of New York.
Derivative Products Support Department
ABA #: 021000018
Account #: 890-0068-175 Reference: Interest Rate Swaps
BNY Contacts:	Settlement and/or Rate Resets:
Tel. 212-804-5166

Documentation:
Tel: 212-804-5163/5103
Fax: 212-804-5818/5837
Collateral:
Tel: 212-804-5158
Please quote transaction reference number.

Payments to Counterparty:	LaSalle Bank ABA #071000505 LaSalle CHGO/CTR/BNF:/LaSalle Trust Acct #: 724452.3 Re: WaMu 2007-OA4 LaSalle Bank N.A.
Attn: Patrick Kubik Facsimile: 312-904-1368 Phone: 312-992-1102

4.         Additional Provisions:                            Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

5.         Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)       The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)           "Specified Entity" is not applicable to BNY or Counterparty for any purpose.

(b)           The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)           The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)           The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)           "Specified Transaction" will have the meaning specified in Section 14.

(f)            The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to  Counterparty.

(g)           Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(h)           The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)            The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)            Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)            Market Quotation will apply.

(ii)           The Second Method will apply.

(k)           "Termination Currency" means United States Dollars.

3) Tax Representations.

(a) Payer Tax Representation.  For the purpose of Section 3(e), each of BNY and Counterparty makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

In making this representation, a party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) BNY Payee Tax Representations.  For the purpose of Section 3(f), BNY makes the following representations:

(x) It is a BNY“U.S. person” (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (“Treas. Reg.”)) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382

(c) Counterparty Payee Tax Representations.  For the purpose of Section 3(f), Counterparty makes the following representations:

The beneficial owner of payments made to it under this Agreement is either a “U.S. person” as that term is used in Treas. Reg. section 1.1441-4(a)(3)(ii) or both a "non-U.S. branch of a foreign person" as that term is used in Treas. Reg. section 1.1441-4(a)(3)(ii) and a "foreign person" as that term is used in Treas. Reg. section 1.6041-4(a)(4) for United States federal income tax purposes.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)           Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and the Counterparty

An executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) and any other document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)           Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BNY and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BNY

An opinion of counsel to such party reasonably satisfactory in form and substance to LaSalle Bank National Association, as Trustee, Washington Mutual Bank, WaMu Asset Acceptance Corp. and WaMu Capital Corporation.

		Concurrently with the execution and delivery of the Confirmation.	No
Counterparty	A copy of the executed Pooling and Servicing Agreement	As soon as possible following Counterparty receipt of the same.	Yes

6)  Miscellaneous. Miscellaneous

(a)           Address for Notices:  For the purposes of Section 12(a) of this Agreement:

                Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

Fax: 212-495-1015

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

BNY: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York

Legal Department

One Wall Street – 10th Floor

New York, New York 10286

Attention: General Counsel

Address for notices or communications to the Counterparty:

                                Address:        Global Securities and Trust Services

                                                        LaSalle Bank National Association

                                                        135 S. LaSalle St., Suite 1511

                                                        Chicago, IL  60603

                                Reference:     WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust

                                Attention:      Patrick Kubik

                                Facsimile:       312-904-1368

                                Phone:            312-992-1102

                                (For all purposes)

(b)           Process Agent.  For the purpose of Section 13(c):

                BNY appoints as its

                Process Agent:                     Not Applicable

                The Counterparty appoints as its

                Process Agent:                     Not Applicable

(c)           Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)           Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                BNY is not a Multibranch Party.

                The Counterparty is not a Multibranch Party.

(e)                 Calculation Agent.  BNY.

(f)            Credit Support Document.  Not applicable for either BNY or the Counterparty.

(g)           Credit Support Provider.

                BNY:                                       Not Applicable

                The Counterparty:               Not Applicable

(h)           Governing Law.    This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law)

(i)            Reserved.

(j)            Reserved.

(k)           Non-Petition.  BNY hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty or the Trust, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the PSA) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)            Severability.          If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)          Consent to Recording.        Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(n)           Waiver of Jury Trial.            To the extent permitted by applicable law, each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)        Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (ii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

 “Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” means Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class CA-1B and Class CA-1C Certificates.

(p)           Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

(q)       Additional Termination Events.  The following Additional Termination Event will apply:

If a Rating Agency Downgrade has occurred and BNY has not complied with Part 5(r) below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Even

(r)            Rating Agency Downgrade.  In the event that (i) BNY’s short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P or if such short-term debt rating is below “A-1” or it does not have a short-term debt rating, BNY’s long-term unsecured and unsubordinated debt rating is reduced below  “AA-“ by S&P, (ii) BNY’s long-term unsecured and unsubordinated debt rating is reduced below “Aa3” by Moody’s or its short-term unsecured and unsubordinated debt rating is reduced below “Prime-1” by Moody’s, or (iii) BNY’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “AA-” by Fitch or its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “F1” by Fitch (and together with S&P and Moody’s, the “Swap Rating Agencies” and such rating thresholds, “Approved Rating Thresholds” and any such reduction below the Approved Rating Thresholds, a “Collateral Rating Downgrade Event”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the   WaMu Mortgage Pass-Through Certificates, Series 2007-OA4 Class CA-1B and Class CA-1C Certificates (the “Certificates”), which was in effect immediately prior to such withdrawal or downgrade), BNY shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BNY as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BNY’s obligations under this Agreement, or (iii) post collateral which will be sufficient to not cause the reduction or withdrawal of its then current ratings of the Certificates. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act as set forth in this Section (r) that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.  For purposes of this Agreement, the occurrence of a Collateral Rating Downgrade Event may be referred to as a rating agency downgrade (a “Rating Agency Downgrade”).

(s)           Swap Disclosure Event.  If, upon the occurrence of a Swap Disclosure Event (as defined in Section t(ii) below), BNY has not, within 10 days after such Swap Disclosure Event complied with any of the provisions set forth in this Section t(iii) below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Event.

(t)        Compliance with Regulation AB.

(i)                  BNY agrees and acknowledges that the Depositor  is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BNY or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BNY or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)                It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, the Depositor requests from BNY the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by the Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii)               Upon the occurrence of a Swap Disclosure Event, BNY, at its own expense, shall (a) provide to  the Depositor the Swap Financial Disclosure, (b) secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BNY's obligations under this Agreement from an affiliate of the BNY that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv)              BNY agrees that, in the event that BNY provides Swap Financial Disclosure to The Depositor in accordance with Section t(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to The Depositor in accordance with this Section t(iii)(c), it will indemnify and hold harmless The Depositor, its respective directors or officers and any person controlling The Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(u)           Third Party Beneficiary.  The Depositor shall be a third party beneficiary of this Agreement.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BNY shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                "(g)         Relationship Between Parties.

                                                Each party represents to the other party on each date when it enters into a Transaction that:--

                                (1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                                (2) Evaluation and Understanding.

                                (i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                                (ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                                (3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                 (4) Principal.  In the case of BNY, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.  In the case of the Counterparty, LaSalle Bank National Association is entering into the Transaction not individually but solely as Trustee on behalf of the Trust.”

(h) Exclusion from Commodity Exchange Act. (1) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

SCHEDULE I Amortization Schedule for 39228

                                 Calculation Period

From and including	To but excluding	Notional Amount (USD)	Cap Rate (%)
5/25/2007	6/25/2007	$278,127,918.00	8.24399
6/25/2007	7/25/2007	$271,690,785.00	8.31244
7/25/2007	8/25/2007	$265,954,350.00	8.03397
8/25/2007	9/25/2007	$260,328,858.00	8.03397
9/25/2007	10/25/2007	$254,812,015.00	8.31244
10/25/2007	11/25/2007	$249,401,674.00	8.03397
11/25/2007	12/25/2007	$244,095,683.00	8.31244
12/25/2007	1/25/2008	$238,891,919.00	8.03397
1/25/2008	2/25/2008	$233,788,285.00	8.03397
2/25/2008	3/25/2008	$228,782,665.00	8.61010
3/25/2008	4/25/2008	$223,872,255.00	8.03397
4/25/2008	5/25/2008	$219,052,487.00	8.31243
5/25/2008	6/25/2008	$214,273,404.00	8.03397
6/25/2008	7/25/2008	$209,587,037.00	8.31243
7/25/2008	8/25/2008	$204,991,505.00	8.03397
8/25/2008	9/25/2008	$200,483,127.00	8.03397
9/25/2008	10/25/2008	$196,059,548.00	8.31243
10/25/2008	11/25/2008	$191,719,366.00	8.03397
11/25/2008	12/25/2008	$187,463,022.00	8.31244
12/25/2008	1/25/2009	$183,286,018.00	8.03397
1/25/2009	2/25/2009	$179,186,128.00	8.03397
2/25/2009	3/25/2009	$175,164,492.00	8.92904
3/25/2009	4/25/2009	$171,218,139.00	8.03397
4/25/2009	5/25/2009	$167,326,168.00	8.31244
5/25/2009	6/25/2009	$163,461,839.00	8.03397
6/25/2009	7/25/2009	$159,214,143.00	8.31244
7/25/2009	8/25/2009	$155,042,598.00	8.03398
8/25/2009	9/25/2009	$150,688,987.00	8.03405
9/25/2009	10/25/2009	$146,425,879.00	8.31258
10/25/2009	11/25/2009	$142,002,474.00	8.03409
11/25/2009	12/25/2009	$137,660,876.00	8.31256
12/25/2009	1/25/2010	$133,423,736.00	8.03409
1/25/2010	2/25/2010	$129,288,565.00	8.03408
2/25/2010	3/25/2010	$125,252,711.00	8.92916
3/25/2010	4/25/2010	$121,314,038.00	8.03408
4/25/2010	5/25/2010	$117,930,087.00	8.31255
5/25/2010	6/25/2010	$115,087,106.00	8.03408
6/25/2010	7/25/2010	$112,312,230.00	8.31255
7/25/2010	8/25/2010	$109,603,836.00	8.03408
8/25/2010	9/25/2010	$106,960,336.00	8.03408
9/25/2010	10/25/2010	$104,380,163.00	8.31255
10/25/2010	11/25/2010	$101,861,825.00	8.03408
11/25/2010	12/25/2010	$99,403,847.00	8.31255
12/25/2010	1/25/2011	$97,004,787.00	8.03408
1/25/2011	2/25/2011	$94,663,239.00	8.03408
2/25/2011	3/25/2011	$92,377,831.00	8.92916
3/25/2011	4/25/2011	$90,147,221.00	8.03408
4/25/2011	5/25/2011	$87,970,103.00	8.31254
5/25/2011	6/25/2011	$85,845,189.00	8.03407
6/25/2011	7/25/2011	$83,771,242.00	8.31254
7/25/2011	8/25/2011	$81,747,045.00	8.03407
8/25/2011	9/25/2011	$79,771,411.00	8.03407
9/25/2011	10/25/2011	$77,843,175.00	8.31254
10/25/2011	11/25/2011	$75,961,209.00	8.03407
11/25/2011	12/25/2011	$74,124,409.00	8.31254
12/25/2011	1/25/2012	$72,331,696.00	8.03407
1/25/2012	2/25/2012	$70,582,015.00	8.03407
2/25/2012	3/25/2012	$68,874,340.00	8.61021
3/25/2012	4/25/2012	$67,207,666.00	8.03407
4/25/2012	5/25/2012	$65,581,014.00	8.31254
5/25/2012	6/25/2012	$63,993,340.00	8.03407
6/25/2012	7/25/2012	$62,443,802.00	8.31253
7/25/2012	8/25/2012	$60,931,488.00	8.03406
8/25/2012	9/25/2012	$59,455,507.00	8.03406
9/25/2012	10/25/2012	$58,014,992.00	8.31253
10/25/2012	11/25/2012	$56,609,095.00	8.03406
11/25/2012	12/25/2012	$55,236,988.00	8.31253
12/25/2012	1/25/2013	$53,897,862.00	8.03406
1/25/2013	2/25/2013	$52,590,930.00	8.03406
2/25/2013	3/25/2013	$51,315,422.00	8.92914
3/25/2013	4/25/2013	$50,070,585.00	8.03406
4/25/2013	5/25/2013	$48,855,687.00	8.31253
5/25/2013	6/25/2013	$47,670,011.00	8.03406
6/25/2013	7/25/2013	$46,512,858.00	8.31253
7/25/2013	8/25/2013	$45,383,547.00	8.03406
8/25/2013	9/25/2013	$44,281,410.00	8.03406
9/25/2013	10/25/2013	$43,205,797.00	8.31252
10/25/2013	11/25/2013	$42,156,074.00	8.03405
11/25/2013	12/25/2013	$41,131,621.00	8.31252
12/25/2013	1/25/2014	$40,131,834.00	8.03405
1/25/2014	2/25/2014	$39,156,121.00	8.03405
2/25/2014	3/25/2014	$38,203,907.00	8.92913
3/25/2014	4/25/2014	$37,274,629.00	8.03405
4/25/2014	5/25/2014	$36,367,738.00	8.31252
5/25/2014	6/25/2014	$35,482,698.00	8.03405
6/25/2014	7/25/2014	$34,618,985.00	8.31252
7/25/2014	8/25/2014	$33,776,089.00	8.03405
8/25/2014	9/25/2014	$32,953,512.00	8.03405
9/25/2014	10/25/2014	$32,150,765.00	8.31251
10/25/2014	11/25/2014	$31,367,375.00	8.03404
11/25/2014	12/25/2014	$30,602,877.00	8.31251
12/25/2014	1/25/2015	$29,856,820.00	8.03404
1/25/2015	2/25/2015	$29,128,760.00	8.03404
2/25/2015	3/25/2015	$28,418,267.00	8.92912
3/25/2015	4/25/2015	$27,724,919.00	8.03404
4/25/2015	5/25/2015	$27,048,307.00	8.31251
5/25/2015	6/25/2015	$26,388,027.00	8.03404
6/25/2015	7/25/2015	$25,743,689.00	8.31250
7/25/2015	8/25/2015	$25,114,911.00	8.03404
8/25/2015	9/25/2015	$24,501,319.00	8.03403